Exhibit 23.1


                CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
PLM International, Inc.


We consent to the use of our report incorporated herein by reference.




               /s/ KPMG Peat Marwick


San Francisco, California
December 14, 1994